UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2006

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 East 52nd Street, 43rd Floor New York, New York	10055
(Address of registrant’s principal executive office)	(Zip code)

(212) 857-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 16, 2006, Evercore Partners Inc.’s (the “Company”) amended and restated certificate of incorporation, in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-134087), and the Company’s amended and restated bylaws, in the form previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-134087), became effective. A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus, dated August 10, 2006, filed pursuant to Rule 424(b) of the Securities Act of 1933 on August 11, 2006. The amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 16, 2006, Gail Block Harris, Curt Hessler, Francois de Saint Phalle and Anthony N. Pritzker have been appointed to the Board of Directors of the Company, thereby joining Roger C. Altman, Austin M. Beutner and Pedro Aspe. Messrs. de Saint Phalle and Hessler and Ms. Harris will serve as members of the Company’s audit committee, Messrs. Pritzker and de Saint Phalle and Ms. Harris will serve as members of the Company’s nominating and corporate governance committee and Messrs. Hessler, de Saint Phalle and Pritzker will serve as members of the Company’s compensation committee. Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by the Company in its prospectus, dated August 10, 2006, filed pursuant to Rule 424(b) of the Securities Act of 1933 on August 11, 2006.

Item 8.01 Other Events

On August 16, 2006, the Company completed the initial public offering of its Class A common stock by issuing 4,542,500 shares of its Class A common stock (the “Shares”), including shares issued to the underwriters pursuant to their election to exercise in full their over-allotment option, for cash consideration of $19.53 per share (net of underwriting discounts) to a syndicate of underwriters led by Lehman Brothers as the sole book-running manager for the offering. The other underwriters in the syndicate were Goldman, Sachs & Co., J.P. Morgan Securities Inc., Keefe, Bruyette & Woods, Inc., Fox-Pitt, Kelton Incorporated and E*TRADE Securities LLC. Simpson Thacher & Bartlett LLP has passed upon the validity of the Shares.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Evercore Partners Inc. (incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed July 31, 2006 (File No. 333-134087)).

Exhibit 3.2	Amended and Restated Bylaws of Evercore Partners Inc. (incorporated by reference to Exhibit 3.2 to Evercore Partners Inc.’s Registration Statement on Form S-1 filed May 12, 2006 (File No. 333-134087)).

Exhibit 5.1	Opinion of Simpson Thacher & Bartlett LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

/s/ Adam B. Frankel
By:	Adam B. Frankel
Title:	General Counsel

Date: August 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Evercore Partners Inc. (incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed July 31, 2006 (File No. 333-134087)).

Exhibit 3.2	Amended and Restated Bylaws of Evercore Partners Inc. (incorporated by reference to Exhibit 3.2 to Evercore Partners Inc.’s Registration Statement on Form S-1 filed May 12, 2006 (File No. 333-134087)).

Exhibit 5.1	Opinion of Simpson Thacher & Bartlett LLP.